UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Fundrise Growth Tech Fund, LLC

Investment Company Act file number 811-23708

11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Address of Principal Executive Offices)

(202) 584-0550
(Registrant’s Area Code and telephone number)

Bjorn J. Hall
Rise Companies Corp.
11 Dupont Circle NW, 9th Floor
Washington, D.C. 20036
(Name and Address of Agent for Service)

Copies to:

Elizabeth J. Reza
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199

Date of fiscal year end: March 31

Date of reporting period: April 1, 2024 through March 31, 2025

Item 1.  Reports to Stockholders.

(a)

Fundrise Growth Tech Fund, LLC
Annual Report
For the Year Ended
March 31, 2025

TABLE OF CONTENTS
Management Discussion of Fund Performance (Unaudited) 3
Performance Chart and Analysis (Unaudited) 4
Portfolio Composition 5
Schedule of Investments 6
Statement of Assets and Liabilities 8
Statement of Operations 9
Statements of Changes in Net Assets 10
Statement of Cash Flows 11
Financial Highlights 12
Notes to Financial Statements 13
Report of Independent Registered Public Accounting Firm 28
Additional Information (Unaudited) 29

Fundrise Growth Tech Fund, LLC
Management Discussion of Fund Performance (UNAUDITED)
March 31, 2025

Dear Fellow Shareholders,
We are pleased to present the annual report of the Fundrise Growth Tech Fund, LLC (the “Fund”). After the Fund’s second full year of operations, we continue to be excited about the strength of the portfolio and the outlook for the Fund moving forward. For the year ended March 31, 2025, the Fund returned +12.02%, reflecting not just the quality of our portfolio companies but also their growing success in the market. This performance comes during a period where the AI revolution has started to move from promise to reality, from demo to production, reshaping industries and creating enormous value in the process. The Fund now includes 22 private companies, including 9 companies recognized on the Forbes/Bessemer Cloud 100. As of March 31, 2025, these market-
leading companies account for roughly two-thirds of the value in the Fund, with a particular concentration among the top 5-10 companies on the list.
The period marked significant milestones across our portfolio and, by extension, for our shareholders. ServiceTitan (NASDAQ:
TTAN) successfully debuted on the public markets, serving as a strong validation of our strategy and execution. The company’s performance in the public markets has demonstrated the value creation potential of our strategy of owning market leading private companies. Outside of ServiceTitan, the portfolio experienced multiple strong funding rounds including at Databricks, Vanta, and
Omni.
We expect the category leading nature of these companies to drive attractive returns going forward, but with the illiquid nature of the asset class, that is not immediately reflected in the Fund’s performance. The Fund returned +12.02% during the year ended
March 31, 2025. The Cambridge Associates LLC U.S. Venture Capital Index (the “Index”) returned +1.34% in the third calendar quarter of 2024 and +1.40% for the first half of 2024. The Fund returned +0.94% and +0.99% in those respective periods. The Index tracks thousands of U.S.-based venture capital funds. The private nature of these funds, the lag in reporting and aggregation of their data precludes it as a formal benchmark, but given our focus on the private markets, we believe the Index is the most relevant comparison. While we do not have Index data for the first calendar quarter of 2025 or the fourth calendar quarter of 2024 and the third calendar quarter of 2024 data is only preliminary, we anticipate that our deliberate approach to deployment allowed us to outperform the Index by a significant margin.
When we launched the Fund in 2022, we wanted to identify a few key themes and back the category leaders within those themes.
AI quickly emerged as a central theme for the Fund and we doubled down on the theme over the course of the year. AI companies comprise roughly a quarter of the value in the Fund with AI and Data Infrastructure collectively accounting for more than half of the
Fund. Additionally, we believe many of the companies not categorized directly as AI have the potential to be strong beneficiaries of
AI through additional revenue opportunities and greater efficiency.
The Fund has key investments in category leading companies across our main thematic focus areas including AI, data infrastructure, and vertical / horizontal software. While we expect periodic volatility—a natural characteristic of venture investments—we believe the underlying quality and growth trajectory of our portfolio companies will continue to drive strong returns over time.
Overall, we could not be more excited about the position the Fund is in today. We launched the Fund because we believe venture capital is one of the most attractive asset classes with the potential to produce outsized returns over the coming decades. The rise of
AI has only strengthened this conviction. Two years in, we are more confident than ever in our approach and more excited than ever about the portfolio we have built. We are grateful to our investors for their support and trust as we continue to democratize access to this extraordinary investment opportunity.
Onward,
Ben Miller
Chief Executive Officer
Fundrise Advisors, LLC

Fundrise Growth Tech Fund, LLC
PERFORMANCE CHART AND ANALYSIS (UNAUDITED)
March 31, 2025

Performance Chart and Analysis
The following reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fundrise Growth Tech Fund, LLC compared with the performance of the benchmarks, NASDAQ Composite Index and the
BVP NASDAQ Emerging Cloud Index, for the period July 25, 2022* through March 31, 2025.
\
*Fundrise Growth Tech Fund, LLC commenced investment operations on July 25, 2022.
The NASDAQ Composite Index is an unmanaged stock market index which includes almost all stocks listed on the NASDAQ stock exchange and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
The BVP NASDAQ Emerging Cloud Index is an unmanaged index that tracks the performance of emerging public companies primarily involved in providing cloud software to their customers and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.
The performance data quoted is historical. Past performance is no guarantee of future results. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when repurchased, may be worth more or less than the original cost. Total returns are calculated using closing Net Asset Value as of March 31, 2025 and are calculated assuming reinvestment of all dividends and distributions.
The Fund’s distribution policy is to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. A portion of the distribution may include a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although return of capital distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are repurchased, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.
The Fund’s most recent annualized distribution rate as of March 31, 2025, was 0.21%
(1)
. All distributions made during the year ended March 31, 2025 were deemed to be a return of capital.
Average Annual Total Returns One Year Since Inception*
Fundrise Growth Tech Fund, LLC
12.02% 5.11%
NASDAQ Composite Index
5.62% 15.39%
BVP NASDAQ Emerging Cloud Index
(6.71)% 4.38%
(1)
Distribution rate is based on an annualization of the distributions per share for the 31 days of March 2025.

Fundrise Growth Tech Fund, LLC
PORTFOLIO COMPOSITION
March 31, 2025

PORTFOLIO COMPOSITION
The following chart provides a visual breakdown of the Fund, by the industry sectors that the underlying securities represent, as a percentage of total investments.

Fundrise Growth Tech Fund, LLC
Schedule of Investments
March 31, 2025

See accompanying notes to financial statements.
(Amounts in thousands)
Description Par/Shares Security Type
Value as of
March 31, 2025 % of Net Assets
Technology Private Equity
Data Infrastructure
Databricks, Inc.
(1)(2)(3)(4)
382 Portfolio Company $ 35,292 16.7%
dbt Labs, Inc.
(1)(2)(5)
441 Portfolio Company 15,000 7.1%
Databricks, Inc.
(1)(2)(5)
122 Portfolio Company 11,322 5.3%
Vanta, Inc.
(1)(2)(5)
555 Portfolio Company 6,453 3.0%
Immuta, Inc.
(1)(2)(5)
80 Portfolio Company 1,02 1 0.5%
DittoLive, Inc.
(1)(2)(5)
73 Portfolio Company 1,000 0.5%
Omni Analytics, Inc.
(1)(2)(5)
58 Portfolio Company 588 0.3%
Carry Technologies, Inc. dba Hightouch
(1)(2)(5)
12 Portfolio Company 58 4 0.3%
Total Data Infrastructure (Cost $56,682 ) $ 71,260 33.7%
Artificial Intelligence
Quiet OA Access LP (Open AI)
(1)(2)(5)
N/A Portfolio Company $ 25,500 12.0%
Anthropic, PBC
(1)(2)(4)(5)
218 Portfolio Company 12,204 5.8%
HOF Capital AP Growth, LLC (Open AI)
(1)(2)(5)
N/A Portfolio Company 7,727 3.6%
8VC ANSE SPV, LP
(1)(2)(5)
N/A Portfolio Company 6,803 3.2%
Visual Layer, Inc.
(1)(2)(5)(6)
N/A Portfolio Company 5,000 2.3%
AI-LLM, LLC
(1)(2)(5)(7)
N/A Portfolio Company 3,141 1.5%
Theory Ventures, LP
(1)(2)(3)(8)
N/A Portfolio Fund 2,570 1.2%
Anyscale, Inc.
(1)(2)(5)
511 Portfolio Company 2,494 1.2%
ACA Projects, Inc. dba Risotto
(1)(2)(5)(6)
N/A Portfolio Company 300 0.1%
Luminos, Inc.
(1)(2)(5)
N/A Portfolio Company 198 0.1%
AgentHub, Inc. dba Gumloop
(1)(2)(5)(9)
5 Portfolio Company 22 0.0%
Total Artificial Intelligence (Cost $57,685 ) $ 65,959 31.0%
Vertical/Horizontal Software
Canva, Inc.
(1)(2)(5)
6 Portfolio Company $ 7,464 3.5%
Total Vertical/Horizontal Software (Cost $6,220 ) $ 7,464 3.5%
Property Technology
Inspectify, Inc.
(1)(2)(5)(10)
1,295 Portfolio Company $ 5,000 2.4%
Rhino Labs, Inc., Series P
(1)(2)(5)
10 Portfolio Company 1,023 0.5%
Rhino Labs, Inc., Series D
(1)(2)(5)
470 Portfolio Company 391 0.2%
Total Property Technology (Cost $6,391 ) $ 6,414 3.1%
Financial Technology
Ramp Business Corp. - Preferred
(1)(2)(5)
133 Portfolio Company $ 5,000 2.4%
Ramp Business Corp. - Common
(1)(2)(5)
26 Portfolio Company 990 0.5%
Stripe, Inc.
(1)(2)(5)
10 Portfolio Company 348 0.2%
Total Financial Technology (Cost $6,053 ) $ 6,338 3.1%
Total Technology Private Equity (Cost $133,031) $ 15 7 ,435 74.4%
Technology Public Equity
Vertical/Horizontal Software
ServiceTitan, Inc.
(1)(2)
294 Common Stock $ 27,981 13.2%
Total Technology Public Equity (Cost $20,175) $ 27,981 13.2%
Technology Fixed Income
SWCH Commercial Mortgage Trust 2025-DATA (E
Class), 3.34% + SOFR, 02/15/27
(11)(12)
$ 12,500 Commercial Mortgage-Backed Security $ 12,357 5.8%
BX Trust 2025-VLT6 (E Class), 3.19% +SOFR,
03/15/27
(11)(12)
5,000 Commercial Mortgage-Backed Security 4,967 2.4%
Total Technology Fixed Income (Cost $17,457) $ 17,324 8.2%
Short-Term Investments
Allspring Government Money Market Fund, Select
Class, 4.36%
(13)
13,387 Money Market Fund $ 13,387 6.3%
Federated Hermes Government Obligations Fund,
Administrative Shares, 3.96%
(9)(13)
1 Money Market Fund 1 0.0%
Total Short-Term Investments (Cost $13,388) $ 13,388 6.3%
Total investments, at value (Cost $184,051) $ 216,128 102.1%
Liabilities in excess of other assets (4,462) (2.1)%
Total Net Assets $ 211,666 100.0%

Fundrise Growth Tech Fund, LLC
Schedule of Investments (Continued)
March 31, 2025

See accompanying notes to financial statements.
LLC Limited Liability Company
LP Limited Partnership
(1)
Non-income producing investment.
(2)
Restricted security. The aggregate value of restricted securities at March 31, 2025 is approximately $185,416 (amount in thousands) and represents approximately 87.6% of net assets. See Note 2, Summary of Significant Accounting Policies for additional information.
(3)
Investment valued using net asset value per share (or its equivalent) as a practical expedient. See Note 2, Summary of Significant Accounting
Policies - Fair Value Measurement for additional information.
(4)
Shares held through a special purpose vehicle of which the named investment is the sole investment. Shares listed indicate shares of underlying investment.
(5)
Investments classified as Level 3 within the three-tier fair value hierarchy. See Note 2, Summary of Significant Accounting Policies - Fair Value
Measurement for an explanation of this hierarchy, as well as a list of significant unobservable inputs used in the valuation of these instruments.
(6)
If there is an equity financing, this Simple Agreement for Future Equity (“SAFE”) will convert into preferred shares equal to the Fund’s cost of investment divided by conversion price, which is a function of the discount price.
(7)
AI-LLM, LLC holds an investment in a leading private North American-based artificial intelligence and large language model provider (leading defined as top 5 in capital raised as of the reporting date among North American-based companies primarily focused on building and serving foundation models).
(8)
Limited partnership with a 10-year term. Redemptions are not permitted. There are unfunded commitments of $ 2,219 (amount in thousands) as of
March 31, 2025.
(9)
Value is less than 0.05% of Total Net Assets.
(10)
Investment in affiliate. See Note 6, Investment Manager Fees and Other Related Party Transactions for additional information.
(11)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold to qualified institutional buyers in transactions exempt from registration
.
The aggregate value of these securities at March 31, 2025 is approximately $17,324 (amount in thousands)
and represents approximately 8.2% of net assets.
(12)
This investment has a floating interest rate. Coupon rate, reference index and spread shown at March 31, 2025.
(13)
Rate disclosed is representative of the seven-day effective yield as of March 31, 2025.

Fundrise Growth Tech Fund, LLC
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2025

See accompanying notes to financial statements.
(Amounts in thousands, except share and per share data)
Assets
Investments in unaffiliated entities, at fair value (Cost $180,051) $ 211,128
Investments in non-controlled affiliated entities, at fair value (Cost $4,000) 5,000
Cash 1,997
Due from Adviser 204
Interest and dividend receivable from unaffiliated investments 106
Prepaid expenses 49
Total Assets
$ 218,484
Liabilities
Deferred tax liability, net $ 5,825
Settling subscriptions 551
Accounts payable and accrued expenses 334
Distributions payable 108
Total Liabilities
$ 6,818
Total Net Assets
$ 211,666
Components of Net Assets
Paid-in capital $ 189,664
Distributable earnings 22,002
Total Net Assets
$ 211,666
Net Asset Value
Net Assets $ 211,666
Common shares outstanding as of March 31, 2025; unlimited shares authorized 18,571,647
Net Asset Value Per Share $ 11.40

Fundrise Growth Tech Fund, LLC
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2025

See accompanying notes to financial statements.
(Amounts in thousands)
Investment Income
Interest income from unaffiliated investments $ 588
Dividend income from unaffiliated investments 536
Total Investment Income
$ 1,124
Expenses
Marketing expenses $ 4,224
Management fees 3,004
Professional fees 643
Miscellaneous expenses 536
Directors’ fees 135
Custody fees 111
Transfer agent fees 48
Total Expenses $ 8,701
Management fees waived/expenses reimbursed by the Adviser
(3,829)
Net Expenses
$ 4,872
Net Investment Income (Loss)
$ (3,748)
Net Realized and Unrealized Gain (Loss) from Investments
Net realized gain (loss) from unaffiliated investments
$ 222
Net change in unrealized appreciation/depreciation from unaffiliated investments
27,798
Net change in unrealized appreciation/depreciation from non-controlled affiliated investments
1,000
Net change in unrealized appreciation/depreciation from deferred tax expense
(5,825)
Total Net Realized and Unrealized Gain (Loss) from Investments
$ 23,195
Net Increase (Decrease) in Net Assets Resulting from Operations
$ 19,447

Fundrise Growth Tech Fund, LLC
STATEMENTS OF CHANGES IN NET ASSETS

See accompanying notes to financial statements.
(Amounts in thousands)
For the Years Ended March 31,
2025 2024
Operations:
Net investment income (loss) $ (3,748) $ (562)
Net realized gain (loss) from investments 222 (668)
Net change in unrealized appreciation/depreciation from investments 22,973 3,112
Net Increase (Decrease) in Net Assets Resulting from Operations
$ 19,447 $ 1,882
Distributions to Common Shareholders From:
Return of capital (381) (50)
Net Decrease in Net Assets from Distributions to Common Shareholders
$ (381) $ (50)
Capital Share Transactions:
Proceeds from sale of shares $ 76,634 $ 58,289
Distributions reinvested 17 –
Repurchase of shares
(11,753) (5,551)
Net Increase (Decrease) in Net Assets from Capital Share Transactions
$ 64,898 $ 52,738
Net Increase (Decrease) in Net Assets
$ 83,964 $ 54,570
Net Assets:
Beginning of Year
$ 127 , 702 $ 73 , 132
End of Year
$ 211,666 $ 127,702

Fundrise Growth Tech Fund, LLC
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED MARCH 31, 2025

See accompanying notes to financial statements.
(Amounts in thousands)
Operating Activities:
Net increase in net assets resulting from operations $ 19,447
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in)
operating activities:
Investments in unaffiliated entities (69,182)
Net change in investments in short-term investments (3,444)
Accretion of discounts (222)
Net realized (gain) loss from unaffiliated investments (222)
Net change in unrealized appreciation/depreciation from unaffiliated investments (27,798)
Net change in unrealized appreciation/depreciation from non-controlled affiliated investment (1,000)
Proceeds from sale of unaffiliated investments 12,485
Changes in assets and liabilities:
Net (increase) decrease in interest and dividend receivable from unaffiliated investments 8
Net increase (decrease) in deferred tax liability, net 5,825
Net (increase) decrease in due from Adviser (204)
Net (increase) decrease in prepaid expenses 157
Net increase (decrease) in settling subscriptions (276)
Net increase (decrease) in management fees payable (109)
Net increase (decrease) in accounts payable and accrued expenses 71
Net cash provided by (used in) operating activities
$ (64,464)
Financing Activities:
Proceeds from sale of shares $ 76,634
Cash paid for shares repurchased (11,753)
Distributions paid (306)
Net cash provided by (used in) financing activities
$ 64,575
Net increase (decrease) in cash $ 111
Cash, beginning of year 1,886
Cash, end of year
$ 1,997
Supplemental Disclosure of Non-Cash Activity:
Distributions reinvested $ 17
SAFE in portfolio companies converted to equity investments in portfolio companies $ 4,510
Equity in portfolio company converted through in-kind transaction $ 2,000

Fundrise Growth Tech Fund, LLC
FINANCIAL HIGHLIGHTS

See accompanying notes to financial statements.
These financial highlights reflect selected data for a share outstanding throughout each period.
For the Years Ended March 31,
For the Period
July 25, 2022
(1)
Through
2025 2024 March 31, 2023
Net Asset Value, Beginning of Period
$ 10.20 $ 10.05 $ 10.00
Income from Investment Operations
Net investment income (loss)
(2)
$ (0.25) $ (0.06) $ 0.05
Net realized and unrealized gain (loss) on investments
1. 48 0.21 0.00
(3)
Total Income (Loss) from Investment Operations
$ 1.23 $ 0.15 $ 0.05
Distributions to Common Shareholders From:
Return of capital
$ (0.03) $ (0.00)
(3)
$ –
Total Distributions to Common Shareholders
$ (0.03) $ (0.00) $ –
Net Asset Value, End of Period
$ 11.40 $ 10.20 $ 10.05
Total Investment Return Based on Net Asset Value
(4)
12.02%
(5)
1.53%
(5)
0.50%
(5)(6)
Ratios and Supplemental Data
Net assets at end of period (thousands) $ 211,666 $ 127,702 $ 73,132
Ratio of gross expenses to average net assets, excluding deferred tax expense
(7)(8)
5.36% 3.50%
(9)
6.18%
(10)
Ratio of gross expenses to average net assets, including deferred tax expense
(7)(8)
8.9 4 % N/A N/A
Ratio of net expenses to average net assets, excluding deferred tax expense
(8)
3.00% 3.07%
(11)
2.74%
(10)
Ratio of net expenses to average net assets, including deferred tax expense
(8)
6.5 8 % N/A N/A
Ratio of net investment income (loss) to average net assets
(8)
(2. 31 )% (0.55) %
(12)
0.68%
(10)
Portfolio turnover rate 8%
(13)
18% –%
(6)
(1)
Commencement of investment operations.
(2)
Based on average shares outstanding during each period.
(3)
Less than $0.01 per share.
(4)
Total investment return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period indicated and assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment policy. Returns shown do not reflect the deduction of taxes that a Shareholder would pay on Fund distributions or the repurchase of Fund shares.
(5)
Total investment returns for the period would have been lower had certain expenses not been waived or borne by the Adviser during the period. The
Expense Limitation Agreement remains in effect through July 31, 2025. See Note 6, Investment Manager Fees and Other Related Party Transactions for
further information.
(6)
Not annualized.
(7)
Reflects the expense ratio excluding any waivers and/or reimbursements.
(8)
Excludes acquired fund fees and expenses of underlying investment companies.
(9)
The ratio of gross expenses to average net assets includes income tax expense. The ratio excluding income tax expense was 3.43% for the year ended
March 31, 2024.
(10)
Annualized, except for non-recurring items.
(11)
The ratio of net expenses to average net assets includes income tax expense. The ratio excluding income tax expense was 3.00% for the year ended March
31, 2024.
(12)
The ratio of net investment income (loss) to average net assets includes income tax expense. The ratio excluding income tax expense was (0.48)% for the year ended March 31, 2024.
(13)
Excludes the impact of in-kind transactions.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements
March 31, 2025

1. Formation and Organization
Fundrise Growth Tech Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and has elected to be taxed as a C corporation. The Fund intends to elect to be taxed as a regulated investment company (“RIC”) under the Internal
Revenue Code of 1986, as amended (the “Code”), in a future taxable year, following such time as the Fund determines that it meets the requirements to qualify as a RIC. Until such time, the Fund expects to be taxed as a C corporation. The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company
Act of 1940, as amended (the “1940 Act”). The Fund’s registration statement was declared effective on May 11, 2022. The Fund commenced investment operations on July 25, 2022.
The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in private and public technology companies, directly or indirectly, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late-
stage, growth companies (“Portfolio Companies”), or other investments (including derivatives, exchange-traded funds and other pooled investment vehicles) that have economic characteristics similar to investments in technology companies. Under normal circumstances, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial
Services - Investment Companies (“ASC 946”). The Fund maintains its financial records in U.S. dollars and follows the accrual basis of accounting.
The estimates and assumptions underlying these financial statements are based on information available as of March 31, 2025, including judgments about the financial market and economic conditions which may change over time.
Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation Oversight
Pursuant to SEC Rule 2a-5 under the 1940 Act, the Board has approved the Adviser as the Fund’s Valuation Designee (“Valuation
Designee”), to provide administration and oversight of the Fund’s valuation policies and procedures. The Fund values its investments in accordance with such procedures. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors.
When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a current summary of certain methods generally used to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
Fixed income securities are valued by an independent pricing service overseen by the Valuation Designee. The pricing service employs a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Valuation Designee, in accordance with the valuation policy and procedures approved by the Board.
To the extent these securities are actively traded, they are categorized in Level 2 of the fair value hierarchy.
Investments in registered investment companies, including money market funds, are valued at the NAV as of the close of each business day. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.
The majority of the Fund’s investments have no readily available market quotations and, as such, are valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late stage growth Portfolio
Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the
Fund may deem it more appropriate to utilize other valuation methodologies. Late-stage private companies or “pre-IPO companies”

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio
Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund may use the market approach to estimate the fair value of its Portfolio Companies by adjusting the valuation of its Portfolio Companies with each new funding round. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the Fund considers when valuing its portfolio investments.
The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio
Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Adviser may consider several additional factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Adviser may also consider periodic financial statements (audited and unaudited) or other information provided by the
Portfolio Companies to investors or prospective investors, to the extent that it is available.
The Fund invests in Portfolio Companies by purchasing securities directly from such Portfolio Companies, through simple agreements for future equity (“SAFEs”), or through special purpose vehicles (“SPV”). SAFEs represent a contractual right to future equity of a company, in exchange for which the holder of the SAFE contributes capital to the company. SAFEs enable investors to convert their investment to equity upon the occurrence of triggering events set forth in the applicable SAFE.
For investments in companies that are not considered “pre-IPO companies”, valuation methods utilized may include, but are not limited to the following: sales comparison approach; discounted cash flow method; hypothetical sales method; and appraisals received from one or more pricing services. In addition, the Fund may utilize: an analysis of financial ratios and valuation metrics of the Portfolio Companies that issued private equity securities to peer companies that are public; an analysis of the Portfolio
Companies’ most recent financial statements and forecasts; an analysis of the markets in which the Portfolio Company does business;
and other relevant factors.
Portfolio Funds and certain Portfolio Companies are generally valued based on the latest NAV reported by the Portfolio Fund or Portfolio Company's portfolio manager (“Portfolio Manager”) as a practical expedient, where such valuation methodologies employed by the Portfolio Funds and certain Portfolio Companies reflects fair value pricing and the effects of using fair value pricing. New purchases of Portfolio Funds and certain Portfolio Companies may be valued at original transaction price initially until a NAV is provided by the Portfolio Manager. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value), the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund or Company.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

The following is a summary of the Fund’s assets measured at fair value on a recurring basis as of March 31, 2025 , and indicates the fair value hierarchy of the inputs utilized by the Fund to determine such fair value (amounts in thousands) :
The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of March 31, 2025 (amounts in thousands) . The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands) :
Restricted Investments
The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. In addition, the Fund’s investments in Portfolio Companies will often be subject to lock-up provisions that
Level 1 Level 2 Level 3
Practical
Expedient
(1)
Total
Portfolio Companies $ – $ – $ 119,573 $ 35,292 $ 154,865
Common Stock 27,981 – – – 27,981
Portfolio Fund – – – 2,570 2,570
Commercial Mortgage-Backed Securities – 17,324 – – 17,324
Short-Term Investments 13,388 – – – 13,388
Total Investments $ 41,369 $ 17,324 $ 119,573 $ 37,862 $ 216 ,128
(1)
As a practical expedient, certain investments that are measured at fair value using the NAV per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.
Investment Fair Value Valuation Technique
(1)
Unobservable Input Range
Impact to
Valuation from an
Increase in Input
(2)
Portfolio Companies $ 63,669 Market Transaction Transaction Price N/A Increase
Portfolio Companies 55,904 Recent Transaction Transaction Price N/A Increase
Total Investments $ 119,573
(1)
Recent transaction represents investments held at the original transaction price, either from the Portfolio Company's funding round or a secondary seller, and other relevant market data. Market transaction represents investments valued using private transaction prices or non-public third-party pricing information which is unobservable.
(2)
Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.
Balance as of
March 31, 2024
Purchases or
Conversions
Realized
Gain
(Loss)
Net Change
in Unrealized
Appreciation/
Depreciation
Sales or
Conversions
Transfers
to (from)
Level 3
(1)
Balance as of
March 31, 2025
Net Change
in Unrealized
Appreciation/
Depreciation for
the Year Ended
March 31, 2025
related to Level 3
Investments
Held at
March 31, 2025
Portfolio Companies $ 74,130 $ 46,629
(2)(3)
$ – $ 15,324
(2)(3)
$ (6,510)
(2)(3)
$ (10,000) $ 119,573 $ 15,324
(1)
During the year ended March 31, 2025, transfers from Level 3 to Level 1 were $10,000 (amounts in thousands) . The investment was transferred from
Level 3 to Level 1 due to the availability of a pricing source supported by observable inputs.
(2)
Amounts include $4,510 SAFE in Portfolio Companies converted to $5,610 in equity investments in Portfolio Companies (amounts in thousands) .
(3)
Amounts include $2,000 in equity of a Portfolio Company exchanged for $1,023 in equity of an acquiring Portfolio Company (amounts in thousands) .

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

prohibit the Fund from selling its equity investments into the public market for specified periods of time after IPOs of the Portfolio
Company, typically 180 days. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. The following are the restricted investments held by the Fund as of March 31, 2025 (amounts in thousands) :
Income Taxes
As a limited liability company, the Fund has elected to be taxed as a C corporation. The Fund intends to elect to be taxed as a
RIC under the Code, in a future taxable year. To qualify as a RIC, the Fund must meet certain organizational and operational requirements, including a requirement to distribute at least 90% of the Fund’s annual investment company taxable income to the shareholders of the Fund (“Shareholders”) (which is computed without regard to the dividends paid deduction and generally equals the Fund’s ordinary income plus the excess of its net short-term capital gains over its net long-term capital losses, minus deductible expenses). Once the Fund qualifies as a RIC, it generally will not be subject to U.S. federal income tax to the extent it distributes qualifying dividends to its Shareholders. Even if the Fund qualifies for taxation as a RIC, it may be subject to certain state and local taxes on its income and property, and federal income and excise taxes on its undistributed income. The tax period for the taxable year ending March 31, 2023 and all tax periods following remain open to examination by the major taxing authorities in all jurisdictions where we are subject to taxation. For the open tax periods, the Fund has no uncertain tax positions that would require recognition in the financial statements.
Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed to not meet the more-likely-than-not threshold. As of March 31, 2025, the Fund did not record any cumulative unrecognized tax benefits on the Statement of Assets and Liabilities.
Description
Initial
Acquisition
Date Shares Cost
Value as of
March 31, 2025
% of Net
Assets
Databricks, Inc. 07/14/23 382 $ 25,019 $ 35,292 16.7%
ServiceTitan, Inc. 06/26/23 294 20,175 27,981 13.2%
Quiet OA Access LP (Open AI) 09/27/24 N/A 25,500 25,500 12.0%
dbt Labs, Inc. 09/22/23 441 15,000 15,000 7.1%
Anthropic, PBC 12/06/23 218 8,534 12,204 5.8%
Databricks, Inc. 11/20/23 122 8,874 11,322 5.3%
HOF Capital AP Growth, LLC (Open AI) 12/29/23 N/A 5,250 7,727 3.6%
Canva, Inc. 09/15/23 6 6,220 7,464 3.5%
8VC ANSE SPV, LP 10/27/23 N/A 6,021 6,803 3.2%
Vanta, Inc. 09/07/22 555 5,000 6,453 3.0%
Visual Layer, Inc. 06/04/24 N/A 5,000 5,000 2.3%
Ramp Business Corp. - Preferred 01/31/25 133 5,005 5,000 2. 3%
Inspectify, Inc. 06/30/23 1,295 4,000 5,000 2. 3%
AI-LLM, LLC 08/31/23 N/A 1,597 3,141 1.5%
Theory Ventures, LP 04/28/23 N/A 2,781 2,570 1.2%
Anyscale, Inc. 10/18/23 511 2,494 2,494 1.2%
Rhino Labs, Inc., Series P 02/05/25 10 2,000 1,023 0.5%
Immuta, Inc. 03/28/23 80 1,022 1,02 1 0.5%
DittoLive, Inc. 01/17/25 73 1,000 1,000 0.5%
Ramp Business Corp. - Common 05/20/24 26 693 990 0.5%
Omni Analytics, Inc. 08/27/24 58 500 588 0.3%
Carry Technologies, Inc. dba Hightouch 06/06/24 12 267 58 4 0.3%
Rhino Labs, Inc., Series D 02/03/25 470 391 391 0.2%
Stripe, Inc. 06/28/24 10 355 348 0.2%
ACA Projects, Inc. dba Risotto 02/20/25 N/A 300 300 0.1%
Luminos, Inc. 11/09/23 N/A 198 198 0.1%
AgentHub, Inc. dba Gumloop
(1)
08/16/24 5 10 22 0.0%
Total $ 153,20 6 $ 185,416 87. 4%
(1)
Value is less than 0.05% of Total Net Assets.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

As a result of being taxed as a C corporation, we are subject to federal and applicable state corporate income taxes on our taxable ordinary income and capital gains. In addition, while we are subject to taxation as a C corporation, we will not be required to fulfill the annual distribution, investment diversification or gross income composition requirements applicable to RICs.
The Fund accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are recognized as temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as net operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
Issuance of Shares
The Fund offers its shares on a continuous basis through the Fundrise Platform, an investment platform available both online at
www.fundrise.com and through various mobile applications owned and operated by the Sponsor. The price a Shareholder pays for shares is based on the Fund’s NAV. The NAV of the Fund’s shares is calculated daily on each day that the New York Stock Exchange is open for business. Cash received for investor subscriptions is recorded as Settling Subscriptions in the Statement of Assets and
Liabilities until settlement occurs and shares are issued.
Distributions To Shareholders
The Fund has made, and intends to continue to make, distributions necessary to qualify to be taxed as a RIC and, once qualified, maintain its qualification for taxation as a RIC. The Fund expects that it will declare and pay distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. Notwithstanding the foregoing, it is likely that many of the Portfolio
Companies in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Board may authorize distributions in shares or in excess of those required for the Fund to qualify or maintain RIC tax status depending on the Fund’s financial condition and such other factors as the Board may deem relevant. The distribution rate may be modified by the Board from time to time. The
Board reserves the right to change or suspend the distribution policy from time to time. Distributions to Shareholders of the Fund are recorded on the ex-dividend date.
Until such time as the Fund meets the requirements to qualify as a RIC, or if the Fund fails to qualify as a RIC in any taxable year, it will be taxed as an ordinary corporation on its taxable income (even if such income is distributed to its Shareholders) and all distributions out of earnings and profits will generally be taxed to certain noncorporate U.S. shareholders (including individuals) as
“qualified dividend income” eligible for reduced maximum tax rates.
Dividend Reinvestment
The Fund operates under a dividend reinvestment policy administered by the Adviser. Pursuant to the policy, a Shareholder’s income dividends, capital gains or other distributions, net of any applicable U.S. withholding tax, can be reinvested in the shares of the
Fund, provided that, if a Shareholder participates in an investment plan offered by the Adviser, such distributions will be reinvested in accordance with such investment plan. Unless a Shareholder elects to “opt in” to the Fund’s dividend reinvestment policy, any dividends and other distributions paid to the Shareholder by the Fund will not be reinvested in additional shares of the Fund under the policy. When the Fund declares a distribution payable in cash, the Shareholders enrolled in the dividend reinvestment plan will receive an equivalent amount in shares from the Fund either newly issued or repurchased from Shareholders by the Fund or according to their investment plan, if applicable. The number of shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution (or the percentage of the distribution allocable to the Fund under the terms of the investment plan, if applicable) by the Fund’s NAV per share when the distribution is paid.
Shareholders who do not participate in the Fund’s dividend reinvestment policy will receive all dividends in cash.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

Investment Income and Securities Transactions
Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on sales of investments are determined on a specific identification basis. Dividend income and distributions from investments are recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts. Distributions received from investments generally are comprised of ordinary income and/
or return of capital. The Fund estimates the allocation of distributions between investment income and return of capital based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from investments after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the reporting period of the Fund.
3. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Principal Risks” in the Fund’s Prospectus and Statement
of Additional Information filed on August 1, 2024, and the Fund’s other filings with the SEC.
Non-Listed Closed-End Fund; Liquidity Risk. The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike many closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the shares in the foreseeable future. Therefore, an investment in the Fund, unlike an investment in a typical closed-end fund, is not a liquid investment. The Fund is not intended to be a typical traded investment. Shareholders are also subject to transfer restrictions and there is no guarantee that they will be able to sell their shares. If a secondary market were to develop for the shares in the future, and a Shareholder is able to sell his or her shares, the Shareholder will likely receive less than the purchase price and the then-current NAV per share.
The Fund from time to time may offer to repurchase shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Hence, a Shareholder may not be able to sell their shares when or in the amount that they desire.
Non-Diversification Risk. As a “non-diversified” fund, the Fund may invest more than 5% of its total assets in the securities of one or more Portfolio Companies . Therefore, the Fund may be more susceptible than a diversified fund to being adversely affected by events impacting a single borrower, geographic location, security or investment type.
Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that a Shareholder invests. The value of the Fund’s investments may move up or down, sometimes rapidly and unpredictably.
At any point in time, shares may be worth less than the original investment, even after taking into account the reinvestment of
Fund dividends and distributions. Market risk also includes the risk that geopolitical and other events, such as war, terrorism, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and nature disasters, negatively impact the securities markets, which may adversely affect the Fund’s business, results of operations and financial condition and the Fund to lose value.
Risks of Investing in Portfolio Companies. The Portfolio Companies may have limited financial resources and may be unable to meet their obligations with their existing working capital, which may lead to equity financings, possibly at discounted valuations, in which the Fund’s holdings could be substantially diluted if the Fund does not or cannot participate, bankruptcy or liquidation and consequently the reduction or loss of the Fund’s investment. The Adviser expects that the Fund’s holdings of Portfolio Companies may require several years to appreciate, and the Adviser can offer no assurance that such appreciation will occur. Portfolio Companies typically have limited operating histories, less established and comprehensive product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

Because Portfolio Companies are privately owned, there is usually little publicly available information about these businesses.
Therefore, the Adviser may not be able to obtain all of the material information that would be generally available for public company investments, including financial information, current performance metrics, operational details and other information regarding the Portfolio Companies in which the Fund invests. Portfolio Companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a Portfolio Company and, in turn, on the Fund. Portfolio Companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Portfolio Companies may have substantial debt loads. In such cases, the
Fund would typically be last in line behind any creditors in a bankruptcy or liquidation and would likely experience a complete loss on its investment.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests may not be available. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market circumstances, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.
These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Technology Sector (Concentration) Risk. The Fund’s portfolio will be concentrated in securities issued by technology companies and other investments that provide economic exposure to technology companies and as such, it may be subject to more risks than if it were broadly diversified across additional sectors and industries of the economy. The market prices of technology stocks historically have exhibited a greater degree of market risk and price volatility than other types of investments. These stocks may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, short product cycles, falling prices and profits, government regulation, lack of standardization or compatibility with existing technologies, intense competition, aggressive pricing, dependence on copyright and/or patent protection and/or obsolete products or services. Certain technology companies may face special risks that their products or services may not prove to be commercially successful. Technology companies are also strongly affected by worldwide scientific or technological developments, and as a result, their products may rapidly become obsolete. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by the companies that operate in technology-related sectors may decrease over time, which could adversely affect their operating results. Technology companies are also often subject to governmental regulation and may, therefore, be adversely affected by governmental policies. In addition, a rising interest rate environment tends to negatively affect technology companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, technology companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. Technology companies are often smaller companies with less experienced management teams and they may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets. The foregoing factors may negatively impact the value of any equity securities that the Fund may hold, which could in turn materially adversely affect the Fund’s business, financial condition and results of operations.
Artificial Intelligence Company Risk. Companies involved in, or exposed to, artificial intelligence related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligencerelated companies may also face cyberattacks and increasing regulatory scrutiny. The customers and/or suppliers of artificial intelligence-related companies may be concentrated in a particular country, region or industry, and any adverse event affecting one of these countries, regions or industries could have a negative impact on performance.
Data Infrastructure Investment Risk. Investing in data infrastructure means investing in companies that provide the infrastructure needed to process, store, transport, and distribute data that are essential to the delivery of critical services and required for the functioning of many sectors of the economy including financial systems, public utilities, industrial supply chains, media channels, and telecommunications. The Fund’s investments will be subject to the risks incidental to the ownership and operation of data infrastructure assets, including risks associated with the general economic climate, geographic or market concentration, climatic risks, government regulations, national and international political circumstances and fluctuations in interest rates, rates of inflation or commodities’ prices such as oil and other natural resources essential to the production of data infrastructure assets. Data infrastructure assets may be subject to numerous statutes, rules and regulations relating to environmental protection, health and safety, and social and governance matters. Since investments in data infrastructure and similar assets, like many other types of long-
term investments, have historically experienced significant fluctuations and cycles in value, specific market conditions may result in temporary or permanent reductions in the value of an investment.
Portfolio companies in which the Fund invests may also be subject to additional data infrastructure sector risks related to the operation and maintenance of data infrastructure assets, the ability to dispose of large and costly assets, and a rapidly-evolving technology sector in which new technology may become obsolete over short periods of time. In addition, general economic conditions in relevant jurisdictions, as well as conditions of domestic and international financial markets, may adversely affect operations of data infrastructure companies. In particular, because of the long time-lag between the approval of a project and its actual funding, a well-
conceived project reliant on data infrastructure may, as a result of changes in investor sentiment, the financial markets, economic, or other conditions prior to its completion, become an economically unattractive investment.
Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the assets in which the Fund invests are priced incorrectly, due to factors such as incomplete data, market instability or human error. If the Fund ascribes a higher value to assets and their value subsequently drops or fails to rise because of market factors, returns on the Fund’s investment may be lower than expected and could experience losses. The Fund’s portfolio investments are generally privately traded securities (unless one of the Portfolio Companies goes public and then only to the extent the Fund has not yet liquidated its securities holdings therein)
that are fair valued by the Adviser in accordance with the Fund’s valuation procedures. Valuations of the Portfolio Companies are inherently uncertain and may be based on estimates, and the Fund’s determinations of fair market value may differ materially from the values that would be assessed if a readily available market for these securities existed. This risk is particularly exaggerated for mid-stage growth Portfolio Companies, given their limited history and significant change in cash flow generation over time.
Additionally, the valuation of the Fund’s investments in pooled investment vehicles is ordinarily determined based upon valuations provided by the managers of the pooled investment vehicles, which may not be audited.
Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which cannot be resold to the public without an effective registration statement under the Securities Act of
1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Many private company securities may be restricted securities and/or considered illiquid. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

Interest Rate Risk. Changes in interest rates, including changes in expected interest rates or “yield curves,” may affect the Fund’s business in a number of ways. Changes in the general level of interest rates can affect the Fund’s net interest income, which is the difference between the interest income earned on the Fund’s interest-earning assets and the interest expense incurred in connection with its interest-bearing borrowings and hedges. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on markets in which the Fund invests.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may be volatile, and prices may fluctuate based on changes in a company’s financial condition and overall market and economic circumstances. Although common stocks have historically generated higher average total returns than fixed income securities over the long-term, common stocks also have experienced significantly more volatility in those returns and, in certain periods, have significantly under-performed relative to fixed income securities.
Tax Risk. Because the Fund is currently treated as a regular corporation, or a “C” corporation, for U.S. federal income tax purposes, the Fund will incur tax expenses and will be subject to tax at regular corporate rates. In calculating a Fund’s daily NAV in accordance with generally accepted accounting principles, the Fund will account for its deferred tax liability and/or asset balances. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 21%)
plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities considered to be return of capital and for any net operating gains.
The Fund’s current and deferred tax liability, if any, will depend upon the Fund’s net investment gains and losses and realized and unrealized gains and losses on investments and therefore may vary greatly from year to year depending on the nature of the Fund’s investments, the performance of those investments and general market conditions. Any deferred tax liability balance will reduce the Fund’s NAV. Upon the Fund’s sale of a portfolio security, the Fund may be liable for previously deferred taxes. If the Fund is required to sell portfolio securities to meet redemption requests, the Fund may recognize gains for U.S. federal, state and local income tax purposes, which will result in corporate income taxes imposed on the Fund. If the Fund is taxed as a C corporation at the time it recognizes gain on its investments (and in respect of aggregate net unrealized built-in gain at the time the Fund first qualifies as a RIC to the extent such gain is recognized within five years after so qualifying), the Fund’s returns will be lower than they would have been if the Fund had elected and qualified to be taxed as RIC prior to such gain accruing due to the Fund’s obligation to pay a corporate-level tax prior to its distribution of income to Shareholders.
4. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares for the year ended March 31, 2025 and for the year ended March 31, 2024 (all tabular amounts are in thousands except share data) :
As of March 31, 2025, the Sponsor held 10,000 common shares. For the year ended March 31, 2025, total distributions declared to this related party was less than $1,000.
5. Repurchase Offers
The Fund from time to time may offer to repurchase shares pursuant to written tenders by the Shareholders. The Fund intends, but is not obligated, to conduct quarterly repurchase offers in the sole discretion of the Board; provided, that it is not expected that such repurchase offers will be for more than 5% of the Fund’s net assets. Any repurchases of shares will be made to all holders of shares, at such times and on such terms as may be determined by the Board from time to time in its sole discretion.
For the Year Ended March 31, 2025 For the Year Ended March 31, 2024
Common Shares
Shares Amount Shares Amount
Proceeds from sale of shares
7,164,434 $ 76 , 634 5,794,597 $ 58,289
Reinvestment of distributions
1,546 17 – –
Total gross proceeds
7 , 165 , 980 $ 76 , 651 5,794,597 $ 58,289
Repurchase of shares
(1,116,726) (11,753) (548,745) (5,551)
Net Proceeds from Common Shares
6 , 049 , 254 $ 64,898 5 , 245 , 852 $ 52,738

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

The Board will determine that the Fund will offer to repurchase shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The value of shares being repurchased will be determined as of a date, determined by the Board, in its sole discretion, which is approximately one to seven days after the expiration of the repurchase offer (the
“Valuation Date”), and any such repurchase will be effective as of the Valuation Date (the “Repurchase Date”). The amount due to any Shareholder whose shares are repurchased will be equal to the value of the Shareholder’s shares being repurchased, based on the Fund’s NAV per share as of the Valuation Date.
The Fund may not condition a repurchase offer upon the tender of any minimum number of shares. The Fund does not currently charge a repurchase fee, and it does not currently expect to impose a repurchase fee. However, the Fund may in the future charge a repurchase fee of up to 2.00%, subject to approval of the Board.
The following table presents the repurchase offers that were completed during the year ended March 31, 2025 (all tabular amounts are in thousands except share data) :
6. Investment Manager Fees and Other Related Party Transactions
The Fund entered into an Investment Management Agreement with the Adviser. Pursuant to the Investment Management
Agreement, and in consideration of the services provided by the Adviser to the Fund, the Adviser is entitled to a management fee
(the “Management Fee”) of 1.85% of the Fund’s average daily net assets. The Management Fee will be calculated and accrued daily and payable monthly in arrears.
The Adviser and the Fund have entered into an Expense Limitation Agreement pursuant to which the Adviser has contractually agreed to waive its Management Fee and/or pay or reimburse the ordinary annual operating expenses of the Fund (including organization and offering costs, but excluding interest payments, taxes, brokerage commissions, fees and expenses incurred by the Fund’s use of leverage, acquired fund fees and expenses and extraordinary or non-routine expenses, including with respect to reorganizations or litigation affecting the Fund) (the “Operating Expenses”) to the extent necessary to limit the Fund’s Operating
Expenses to 3.00% of the Fund’s average daily net assets. The Adviser is entitled to seek recoupment from the Fund of fees waived or expenses paid or reimbursed to the Fund for a period ending three years after the date of the waiver, payment or reimbursement,
Repurchase Offers
Fourth Quarter
Repurchase
Commencement Date February 29, 2024
Repurchase Request Deadline March 29, 2024
Repurchase Pricing Date April 1, 2024
Amount Repurchased $ 2,705
Shares Repurchased 265,176
Repurchase Offers
First Quarter
Repurchase
Commencement Date May 29, 2024
Repurchase Request Deadline June 28, 2024
Repurchase Pricing Date July 1, 2024
Amount Repurchased $ 2,581
Shares Repurchased 252,597
Repurchase Offers
Second Quarter
Repurchase
Commencement Date August 29, 2024
Repurchase Request Deadline September 30, 2024
Repurchase Pricing Date October 1, 2024
Amount Repurchased $ 3,049
Shares Repurchased 295,711
Repurchase Offers
Third Quarter
Repurchase
Commencement Date November 26, 2024
Repurchase Request Deadline December 31, 2024
Repurchase Pricing Date January 2, 2025
Amount Repurchased $ 3,418
Shares Repurchased 303,242

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

subject to the limitation that the recoupment will not cause the Fund’s Operating Expenses to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or expenses paid or recouped, or (b) the expense limitation amount in effect at the time of the recoupment. The Expense Limitation Agreement will remain in effect at least through July 31, 2025, unless and until the Board approves its modification or termination.
For the year ended March 31, 2025, the Adviser contractually waived management fees/reimbursed expenses of approximately
$3,829 (amount in thousands).
As of March 31, 2025, the Fund had remaining expense waivers and/or reimbursement subject to recoupment by the Adviser and respective dates of expiration as follows (amounts in thousands) :
For the year ended March 31, 2025, the Adviser did not seek recoupment for any fees.
The Adviser or its affiliates may be entitled to certain fees as permitted by the 1940 Act or as otherwise permitted by applicable law and regulation fees and expenses associated with the selection, acquisition, or origination of investments (including, but not limited to, reimbursement of non-ordinary expenses and employee time required to special service a non-performing asset) whether or not the Fund ultimately acquires or originates the investment, and the sale of investments. No such fees were incurred or paid by the
Fund to the Adviser or its affiliates for the year ended March 31, 2025 .
The Adviser and Rise Companies entered into a Shared Services Agreement where Rise Companies will provide the Adviser with the personnel, services and resources necessary for the Adviser to comply with its obligations and responsibilities under the Second
Amended and Restated Operating Agreement (“Operating Agreement”) and Investment Management Agreement, which includes responsibility for operations of the Fund and performance of such services and activities relating to the investments and operations of the Fund as may be appropriate, including without limitation those services and activities listed in the Operating Agreement and
Investment Management Agreement.
The Fund will reimburse the Adviser for out-of-pocket expenses paid to third parties in connection with providing services to the
Fund. This does not include the Adviser’s overhead, employee costs borne by the Adviser, or utilities costs. Expense reimbursements payable to the Adviser also may include expenses incurred by the Sponsor in the performance of services pursuant to a shared services agreement between the Adviser and the Sponsor, including any increases in insurance attributable to the management or operation of the Fund. D uring the year ended March 31, 2025 , there were approximately $77 (amount in thousands) of expenses reimbursed to the Adviser pursuant to the shared services agreement.
Recoupment Expiration Expenses Remaining
Expires during the year ended March 31, 2026 $ 1,003
Expires during the year ended March 31, 2027 432
Expires during the year ended March 31, 2028 3,829
Total Fee Waiver/Expense Reimbursement Subject to Recoupment $ 5,264

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

Affiliated Investments
The Fund invests in one or more affiliated entities. The affiliated investment vehicles have not been registered under the Securities
Act of 1933, as amended, and thus are subject to restrictions on resale.
During the year ended March 31, 2025, investments in affiliates were as follows (amounts in thousands) :
7. Investments
The Fund invests in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies, or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
The cost of purchases and proceeds from the sale of investments, other than short-term securities and in-kind transactions, for the year ended March 31, 2025 amounted to $69,182 and $12,485, respectively (amounts in thousands) . For the year ended March 31,
2025, the cost of purchases and proceeds from sales of in-kind transactions were $6,510 (amounts in thousands).
8. Tax Basis Information
The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net investment income/loss or accumulated net realized gain/loss, as appropriate, in the period in which the differences arise.
As of March 31, 2025, the tax basis of distributable earnings (accumulated deficit) was as follows (amounts in thousands) :
As of March 31, 2025, the capital loss carryforwards were as follows (amounts in thousands) :
Non-Controlled Affiliated Investment
Balance as of
March 31, 2024
Purchases or
Conversions
at Cost
Proceeds
from Sales or
Conversions
Net Realized
Gain (Loss)
and Capital
Gain
Distributions
Change in
Unrealized
Appreciation/
Depreciation
Balance as of
March 31, 2025
Total
Dividend
Income
Technology Private Equity
Inspectify, Inc. $ 4,000 $ 4,000
(1)
$ (4,000)
(1)
$ – $ 1,000
(1)
$ 5,000 $ –
Total
$ 4,000 $ 4,000 $ (4,000) $ – $ 1,000 $ 5,000 $ –
(1)
Amounts include $4,000 SAFE in Portfolio Companies converted to $5,000 in equity investments in Portfolio Companies (amounts in thousands) .
Undistributed ordinary income (loss) $ (4,187)
Tax accumulated earnings (loss) $ (4,187)
Accumulated capital and other losses (446)
Other book/tax temporary differences (5,825)
Net unrealized gain (loss) on investments 32,460
Total Distributable Earnings $ 22,002
Short-term $ 446
Long-term –
Total Capital Loss Carryforwards
(1)
$ 446
(1)
To the extent the Fund recognizes capital gains in future periods, they will be offset by unused capital loss carryforwards subject to IRC limitations.

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

During the tax period presented below, the tax character of distributions paid by the Fund was as follows (amounts in thousands) :
As of March 31, 2025 , the unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows (amounts in thousands) :
The Fund does not yet qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, therefore it is taxed as a corporation.
The Fund is a C corporation for income tax purposes and is therefore obligated to pay federal and state income tax on its taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax asset will not be realized.
The following table presents the significant components of the Fund’s deferred tax assets and liabilities (amounts in thousands):
The following is a reconciliation of the statutory federal income tax rate to the Fund’s effective tax rate for the year ended March
31, 2025 (amounts in thousands) :
At March 31, 2025, the Fund had federal net operating loss (NOL) carryforwards of approximately $4,193 (amount in thousands)
to offset future taxable income. The Fund’s federal net operating loss will carryforward indefinitely.
As of March 31, 2025, the Fund did not record any cumulative unrecognized tax benefits on its trial balance.
For the Tax Year Ended
March 31, 2025
Ordinary income $ –
Long-term capital gain –
Return of capital
(1)
323
Total Distributions Paid $ 323
(1)
The difference between tax-basis distributions and book-basis distributions is due to the timing of when distributions are considered paid.
Cost of investments for tax purposes $ 183,668
Gross tax unrealized appreciation $ 33,592
Gross tax unrealized depreciation (1,132)
Net Tax Unrealized Appreciation $ 32,460
Deferred Tax Assets:
Net operating loss carryforwards $ 880
Less valuation allowance –
Gross Deferred Tax Assets $ 880
Deferred Tax Liabilities:
Investment in partnerships $ (42)
Unrealized/realized gain on investments (6,663)
Gross Deferred Tax Liabilities $ ( 6 , 705 )
Total Deferred Tax (Liability) Asset, Net $ (5,825)
Rate Reconciliation: Amount Percentage
Pre-tax increase in net assets as a result of operations $ 25,514
Provision for income taxes at the U.S. federal rate $ 5,358 21%
Permanent Adjustments – 0%
Other 467 2%
Income Tax Expense/(Benefit) $ 5,825 23%

Fundrise Growth Tech Fund, LLC
Notes to Financial Statements (continued)
March 31, 2025

9. Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280) -
Improvement to Reportable Segment Disclosure (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows. The management committee of Fundrise Advisors, LLC, the Fund’s Adviser, acts as the Fund’s chief operating decision maker (“CODM”) assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and that the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
10. New Accounting Pronouncement
In December 2023, FASB issued Accounting Standards Update No. 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740):
Improvements to Income Tax Disclosures. ASU 2022-09 focuses on income tax disclosures and effective tax rates and cash income taxes paid. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15,
2024 (for non-public entities beginning after December 15, 2025), and allows for early adoption. The Fund has evaluated the impact of the additional requirements and concluded the adoption of this ASU will not have a material impact on the financial statements.
11. Subsequent Events
In connection with the preparation of the accompanying financial statements, the Fund has evaluated events and transactions occurring after the date of this report and through the date these financial statements were available to be issued and determined that no events have occurred that require disclosure other than the following.
Share Transactions
Following the date of this report, the following repurchase offers have occurred (all tabular amounts are in thousands except share data) :
Repurchase Offers
Fourth Quarter
Repurchase
Commencement Date February 27, 2025
Repurchase Request Deadline March 31, 2025
Repurchase Pricing Date April 1, 2025
Amount Repurchased $ 3,862
Shares Repurchased 339,113

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
Fundrise Growth Tech Fund, LLC:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fundrise Growth Tech Fund, LLC (the Fund), including the schedule of investments, as of March 31, 2025, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the two-year period then ended and for the period from July
25, 2022 (commencement of investment operations) through March 31, 2023. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from July 25, 2022 (commencement of investment operations) through March 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2025, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of Fundrise investment companies since 2019.
Philadelphia, Pennsylvania
May 21, 2025

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)
March 31, 2025

1. Approval of Investment Management Agreement
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each registered fund’s board of directors, including a majority of those directors who are not “interested persons” of the fund, as defined in the 1940 Act (the
“Independent Directors”), initially approve, and annually review and consider the continuation of, the fund’s investment advisory agreement. At its meeting held on November 22, 2024 (the “Meeting”), the Board of Directors (the “Board”) of the Fund, including each of the Independent Directors, unanimously voted to approve the continuation of the existing investment management agreement
(the “Agreement”) between the Adviser and the Fund for an additional one-year period.
In connection with its annual consideration of the Agreement for the Fund, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such Agreement by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. To the extent that the Board did not receive materials it requested, the Board was satisfied that it had the information it considered necessary to evaluate the renewal of the Agreement. The report from Broadridge compared certain fee information for the Fund to that of an independently selected peer group of similar funds (“Peer Group”) and provided performance information for funds in the Peer
Group (the “Broadridge Report”). The Adviser included reports in the Meeting materials, comparing the Fund’s performance for the year-to-date period ended September 30, 2024 to the performance of other advisory accounts managed by the Adviser, and comparing the Fund’s management fee, other expenses and total expenses to comparative funds identified by the Adviser. The
Adviser also compared the Fund’s management fee to the management fee paid by other funds for which it provides advisory services.
Preceding the Meeting, the Board also reviewed written responses from the Adviser to questions posed to the Adviser by counsel on behalf of the Board and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreement, such as the materials and presentations by
Fund officers and representatives of the Adviser received at the Meeting concerning the Agreement, the operation of the Fund and the Adviser. The Board also considered information received at prior meetings of the Board and its committees, to the extent such information was relevant to its evaluation of the Agreement.
In determining whether to approve the renewal of the Agreement, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve renewal of the Agreement was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the renewal of the Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the
Agreement and, throughout the evaluation process, the Board was assisted by counsel for the Independent Directors. In connection with their deliberations, the Independent Directors met separately in executive session, without the presence of representatives of the Adviser, to consider the relevant materials. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the renewal of the Agreement is provided below.
Nature, Extent and Quality of Services
The Board considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser. The
Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s organizational structure, its resources and the financial statements of the Adviser’s parent company and the
Adviser’s ability to carry out its obligations under the Agreement. The Board also considered the Adviser’s experience managing other similar pooled investment vehicles that employ different investment strategies from those of the Fund (the “Other Investment
Vehicles”).
The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board also considered the compliance program and compliance record of the Adviser and the Fund. The Board also considered the Adviser’s support of the Fund’s compliance control structure, including the resources that continue to be devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act and the efforts of the Adviser and its affiliates in supporting the Fund and managing various risks, including, but not limited to, cybersecurity and operational risks.

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)(continued)
March 31, 2025

The Board considered the day-to-day portfolio management services that the Adviser provides to the Fund. In this regard, the
Board considered, among other things, the Adviser’s investment philosophy and processes, its investment research capabilities and resources, its performance record, its experience, its trading operations and its approach to managing risk, including most particularly with respect
to investments in the technology sector. The Board further considered the range of services the Adviser provided including, but not limited to, overseeing the Fund’s overall investment strategies; determining which securities and other investments shall be purchased or sold by the Fund; identifying, evaluating and negotiating the structure of the Fund’s investments, including overseeing due diligence processes related to prospective investments, and monitoring and evaluating the Fund’s performance. The Board considered the experience of the Fund’s portfolio managers, the number of Other Investment Vehicles managed by the portfolio managers, and the Adviser’s method for compensating the portfolio managers.
In addition, the Board considered the assumption of business, entrepreneurial, overall managerial and other risks by the Adviser in connection with managing the Fund. The Board is aware that the Fund is a closed-end tender offer fund that operates in accordance with the framework set forth in Rule 13e-4 under the Securities Exchange Act of 1934, as amended, and considered the special attributes of the Fund relative to traditional mutual funds and the benefits that are realized from an investment in the Fund, rather than a traditional mutual fund. The Board also considered the resources devoted by the Adviser and its affiliates in maintaining an infrastructure necessary to support the on-going operations of the Fund, including its periodic tender offer structure.
After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the Agreement.
Fund Performance
The Board reviewed information provided by the Adviser regarding the Fund’s investment performance, performance of comparable funds in the Fund’s Peer Group as well as information from the Adviser regarding the performance of the Fund relative to certain, appropriate benchmark indices, and assessed the Fund’s performance on the basis of total return. The Board considered, among other things, the Adviser’s efforts to generate competitive performance returns over time.
The materials provided indicated that the Fund generated a return of 1.244% for the one-year period ended September 30, 2024.
The Board considered the Adviser’s representation that the Fund’s performance during the first half of 2024 compared favorably against that of the Cambridge Associates LLC U.S. Venture Capital Index, which returned 2.28% during the first calendar quarter of
2024 and -1.55%, based on preliminary reporting, in the second calendar quarter of 2024, for an estimated total return of 0.69% for the first half of 2024. The Board also compared the Fund’s performance against the performance of funds in its Peer Group and to the performance of other advisory accounts managed by the Adviser. The Board observed that the Fund underperformed the median performance of the funds in its Peer Group for the one-year and since inception periods ended September 30, 2024. The Board considered the factors which affected the Fund’s performance in the last year. Based on these considerations, the Board concluded that it was satisfied that the Adviser has the capability of providing satisfactory investment performance for the Fund.
Management Fees and Expenses
The Board reviewed and considered the management fee rate paid by the Fund to the Adviser under the Agreement and the Fund’s total expense ratio. The Board received and reviewed the Broadridge Report, which compared the Fund’s management fee rate and total expense ratio to the Fund’s Peer Group. The Board considered the Fund’s management fees and total expense ratio for the one-
year period ended March 31, 2024, as compared to the Fund’s Peer Group.
In considering the reasonableness of the Fund’s management fee and total expense ratio, the Board observed that, according to the information provided by Broadridge, the Fund’s contractual management fee was below the median and average of the Fund’s Peer
Group, and the Fund’s net management fee equaled the median, and was slightly above the average, of the Fund’s Peer Group. The
Board is aware that the Fund’s net expense ratio was above the median and average of the Fund’s Peer Group, considering the effect of certain marketing expenses paid by the Fund.
The Board observed that the Adviser included a report in the Meeting Materials, comparing the Fund’s management fee, other expenses and gross expense ratio to comparative funds identified by the Adviser. The Board further observed that the Fund’s other

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)(continued)
March 31, 2025

expenses ratio will generally capture marketing or distribution-related expenses, noting that the Fund’s management fee, other expenses and gross expense ratio were lower than those of the comparative funds identified by the Adviser. The Board is aware that the management fee charged to the Fund of 1.85% annually is greater than the management fee charged to each of the other registered investment companies managed by the Adviser, the Fundrise Income Real Estate Fund (the “Income Fund”) and the
Fundrise Real Estate Interval Fund (the “Flagship Fund”), and other private funds managed by the Adviser (which are offered only to accredited investors and which also pay an incentive allocation fee to the Adviser). The Board was made aware that the Flagship
Fund and the Income Fund each pay a management fee of 0.85% annually to the Adviser for its services. The Board considered the
Adviser’s representation that the management fees applicable to other registered Fundrise-managed funds do not provide a useful basis for comparison of the Fund’s management fee, given that the strategies and assets of the other Fundrise-managed funds are completely different than that of the Fund. The Board further considered that the other Fundrise-managed funds target real estate investments while the Fund’s investment in technology companies is a fundamentally different activity, noting that the difference in strategy, and therefore the types of investments the Adviser is sourcing and managing on behalf of the Fund, is the main difference in terms of the services the Adviser provides the Fund as compared to services it provides to other Fundrise-managed funds.
Based on its consideration of the factors and information it deemed relevant, the Board concluded that the compensation payable to the Adviser under the Agreement was reasonable, and within the range of fees that would have been negotiated at arms-length, considering all of the surrounding circumstances.
Profitability
The Board considered information from the Adviser regarding the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory, administrative and other services to the Fund and to the Adviser’s Other Investment
Vehicles. In evaluating the profitability to the Adviser from providing services to the Fund, the Board considered the Adviser’s representations that the Adviser was currently waiving a portion of its advisory fee in an effort to keep the Fund expenses at levels believed by the Adviser to be attractive to investors and that the Adviser’s profitability with respect to the Fund was believed to be fair and reasonable based on the nature and quality of the services provided to shareholders. The Board also considered the methodology employed by the Adviser in recognizing expenses and revenues on an aggregate basis with respect to the investment management services overall, based on publicly available information in Rise Companies Corp.’s Form 1-SA for the period ended
June 30, 2024. The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates from the Fund are not excessive.
Economies of Scale
The Board considered the extent to which economies of scale may be realized as the Fund’s assets continue to grow and whether the
Fund’s fee structure reflects these economies of scale for the benefit of shareholders of the Fund. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio, recognizing that an analysis of economies of scale is most relevant when a fund has achieved a substantial size and has growing assets and that, if a fund’s assets are low, stable or decreasing, the significance of economies of scale may be reduced. However, the Board considered the Adviser’s representation that the Adviser has achieved certain economies of scale by leveraging relationships with third party service providers developed over time, the Fundrise Platform through which Fund shares are offered and employees’ knowledge and competence with respect to the regulatory and compliance regime under which the Fund operates. The Board considered the Adviser’s representation that the Adviser has a different fee structure for the Fund from the fee structure in place for the other Fundrise-managed funds as the Fund at inception was a new strategy for the Adviser and new processes, procedures and personnel had to be employed to make appropriate investments on the
Fund’s behalf. As the Fund’s investment strategy is being further built out, the Adviser represented that the Fund will likely achieve further economies of scale through asset growth resulting in fixed costs being spread over a larger asset pool and a larger number of shareholders. The Board further considered that the Adviser was continuing to waive part of its contractual advisory fee in order to keep the Fund’s expenses at or below the agreed-upon expense cap, and the Adviser was not proposing breakpoints in the advisory fee at this time.
The Board concluded that the fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale. The Board is aware that it will have the opportunity to periodically reexamine whether the Fund has achieved any economies of scale and the appropriateness of any potential future management fee breakpoints as part of its future review of the Agreement.

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)(continued)
March 31, 2025

“Fall-Out” Benefits
The Board received and considered information regarding potential “fall-out” or ancillary benefits that the Adviser and its affiliates receive as a result of their relationships with the Fund. The Board observed that ancillary benefits include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in the Adviser’s and its affiliates’ business as a result of their relationships with the Fund. The Board considered that in the past year, the Fund has begun to engage in and pay for direct marketing campaigns, making it possible for the Adviser and other funds managed by the Adviser to receive benefits including increased assets under management and potentially decreased marketing expenses by the Adviser.
Based on its consideration of the factors and information it deemed relevant, the Board did not deem any ancillary benefits that may be received by the Adviser and its affiliates to be unreasonable.
Conclusion
The Board did not identify any single factor discussed previously as all-important or controlling. The Board, including the Independent
Directors, concluded that the terms of the Agreement were reasonable and that the fees payable to the Adviser under the Agreement were reasonable in light of the services provided to the Fund. Accordingly, based on its deliberations and its evaluation of the factors described above and other information it believed relevant, the Board determined that the continuation of the Agreement was in the best interests of the Fund.
2. Disclosure of Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available without charge, upon request, by calling
(202) 584-0550 or on the SEC’s website at http://www.sec.gov .
3. Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and, once available, information regarding how the Fund voted those proxies (if any) during the year ended June 30, 2024, is available
(1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov . During the year ended June 30, 2024, the Fund did not have any investments that required the Fund to vote proxies, and therefore did not vote any proxies during such period.
4. Compensation of Directors
The Fund’s Statement of Additional Information includes additional information about the Directors and is available (1) without charge, upon request, by calling (202) 584-0550, (2) on the Fund’s website at www.fundrise.com/innovation and (3) on the SEC’s website at http://www.sec.gov .
The following table sets forth information regarding the total compensation to be paid to the Independent Directors for their services as Independent Directors for the Fund’s fiscal year ending March 31, 2025. As an Interested Director, Mr. Miller receives no compensation from the Fund for his service as a Director. No other compensation or retirement benefits are received by any
Director or officer from the Fund.
Name
Aggregate
Compensation from
the Fund
Aggregate
Compensation from
the Fund and Fund
Complex
(1)
Paid to
Directors
Jennifer Blatnik $ 45,000 $ 45,000
Jeffrey R. Deitrich 45,000 120,000
Glenn R. Osaka 45,000 120,000
(1)
The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate
Interval Fund II, LLC.

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)(continued)
March 31, 2025

5. Directors and Officers
The Fund is governed by a Board of Directors. The following tables present certain information regarding the Directors and
Officers of the Fund as of March 31, 2025. The address of all persons is c/o Fundrise Advisors, LLC, 11 Dupont Circle NW, 9th
Floor, Washington, D.C. 20036. For more information regarding the Directors and Officers, please refer to the Fund’s Statement of
Additional Information, which is available, without charge, upon request by calling (202) 584-0550.
Name and Year
of Birth Position Held
Term of Office
and Length of
Term Served
(1)
Principal
Occupation(s) During
Past 5 Years or Longer
Number of
Portfolios in
Fund Complex
(2)
Overseen by
Director
Other
Directorships Held
During Past 5
Years
Independent Directors
Jennifer Blatnik
1974
Director 05/2022 to
Present
Director, Menlo Church (non-profit),
Chairperson 2022-2024 and Vice
Chairperson and Compensation
Committee member, 2020-2022;
formerly, Chief Operating Officer,
Volta Networks (networking software
firm) (2019-2021) and Vice President,
Product Management, Product
Marketing and Marketing, Juniper
Networks (networking, cloud and
security products firm) (2014-2017).
1 None
Jeffrey R. Deitrich
1982
Director and
Audit Committee
Chairperson
05/2022 to
Present
Senior Vice President, Silverstein
Properties, Inc. (real estate investment
and development firm) (2007-2016,
2022-current); Principal, Better
Building Solutions (technology
integration and managed services firm)
(2016-current); Formerly, Principal,
Frenchtown Enterprises (real estate
investment firm) (2019-2022). Asset
Manager, Prudential Real Estate
Investors (private equity) (2004-2007).
4 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise Real
Estate Interval Fund
II, LLC; Fundrise
Income Real Estate
Fund, LLC
Glenn R. Osaka
1955
Lead Independent
Director
05/2022 to
Present
Consultant and Private Investor (early
stage technology companies) (since
2013). Formerly, Senior Vice President,
Services, Juniper Networks, Inc. (2009-
2013); Vice President, Strategy and
Operations, Cisco Systems, Inc. (2007-
2009); President and Chief Executive
Officer, Reactivity Inc. (technology
start-up company) (2001-2006);
Managing Director, Redleaf Group
(venture capital firm) (1999-2000);
Vice President and General Manager,
Enterprise Computing, Hewlett-Packard
(1979-1998).
4 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise Real
Estate Interval Fund
II, LLC; Fundrise
Income Real Estate
Fund, LLC
Interested Director and Officer
Benjamin S. Miller
(3)
1977
Director
and Officer,
Chairperson,
President and Chief
Executive Officer
05/2022 to
Present
Chief Executive Officer, Fundrise
Advisors, LLC (since 2012); Co-
Founder, Chief Executive Officer and
Director, Rise Companies Corp. (since
2012).
4 Fundrise Real Es-
tate Interval Fund,
LLC; Fundrise Real
Estate Interval Fund
II, LLC; Fundrise
Income Real Estate
Fund, LLC
(1)
Each Director serves until his or her successor is elected and qualified, until the Fund terminates, or until he or she dies, resigns, retires voluntarily, or is otherwise removed or retired pursuant to the LLC Agreement.

Fundrise Growth Tech Fund, LLC
Additional Information (UNAUDITED)(continued)
March 31, 2025

(2)
The “Fund Complex” consists of the Fund, Fundrise Income Real Estate Fund, LLC, Fundrise Real Estate Interval Fund, LLC and Fundrise Real Estate
Interval Fund II, LLC.
(3)
Mr. Miller is considered to be an “interested person” of the Fund (as that term is defined by Section 2(a)(19) in the 1940 Act) because of his affiliation with the Adviser and/or its affiliates.
Name and Year of Birth Position Held
Term of Office and Length of
Time Served
(1)
Principal Occupation(s) During Past 5 Years
Officers
Bjorn J. Hall
1980
Secretary and Chief Compliance
Officer
09/2024 to present Chief Compliance Officer and General Counsel
Fundrise Advisors, LLC and Rise Companies
(since 2014) and officer of certain funds in the
Fund Complex (since 2024).
Alison A. Staloch
1980
Treasurer and Principal Financial
Officer
05/2022 to present Chief Financial Officer, Fundrise Advisors,
LLC and Rise Companies Corp. and officer
of certain funds in the Fund Complex (since
2021); Formerly, Chief Accountant (2017-
2021), Assistant Chief Accountant (2015-
2017), Division of Investment Management,
U.S. Securities and Exchange Commission;
Senior Manager, KPMG LLP (2005-2015).
(1)
The term of office for each officer will continue indefinitely.

FOR MORE INFORMATION
Investment Adviser
Fundrise Advisors, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
Fundrise Growth Tech Fund, LLC
11 Dupont Circle NW, 9th Floor
Washington, DC 20036
(202) 584-0550
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.

(b) Not applicable.

Item 2. Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by the report, with respect to the Registrant’s code of ethics that applies to its principal executive officer and principal financial officer; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the code of ethics is included as an exhibit to this report.

Item 3. Audit Committee Financial Expert

The Board of Directors has designated Jeffrey R. Deitrich, who serves on the Board’s Audit Committee, as an audit committee financial expert. Mr. Deitrich is considered by the Board of Directors to be an independent director.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees: Audit fees billed to the Registrant for the year ended March 31, 2025 were $150,000. The audit fees billed for the year ended March 31, 2024 were $128,000. These amounts represent aggregate fees billed by the Registrant’s independent registered public accounting firm, (the “Accountant”) in connection with the annual audit of the Registrant’s financial statements and for services normally provided by the Accountant in connection with the Registrant’s statutory and regulatory filings for that fiscal year, including N-2 Consent fees.

(b) Audit-Related Fees: There were no additional fees billed to the Registrant for the year ended March 31, 2025, or the year ended March 31, 2024, for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees: There were no tax fees billed to the Registrant for the year ended March 31, 2025, or the year ended March 31, 2024, for professional services rendered by the Accountant for tax compliance, tax advice, or tax planning.

(d) All Other Fees: The aggregate fees billed for products and services provided by the Accountant, other than the services reported in paragraphs (a) through (c) of this Item were $1,800 and $1,100 for the year ended March 31, 2025, and the year ended March 31, 2024, respectively. The fees primarily relate to a Accounting Research Online subscription.

(e)(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Registrant when retaining an auditor to perform audit, audit-related, tax and other services for the Registrant. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre-approval by the Audit Committee.

(e)(2) With respect to the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable, all non-audit services that were rendered to the Registrant's investment adviser were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The schedule of investments is included as part of the report to Shareholders filed under Item 1(a) of this form.

(b) There were no divestments of securities (as defined by Section 13(c) of the 1940 Act) for this annual reporting period.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Ohers of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

The Registrant’s statement regarding the basis for approval of its investment advisory contract is included as part of the report to shareholders filed under Item 1(a) of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Registrant’s Board of Directors (the “Board”) has adopted this Proxy Voting Policy (the “Proxy Voting Policy”) on behalf of the Registrant which delegates the responsibility for decisions regarding proxy voting for securities held by the Registrant to Fundrise Advisors, LLC (the “Adviser”), subject to the Board’s continuing oversight. The Registrant’s Chief Compliance Officer shall ensure that the Adviser has adopted a Proxy Voting Policy (the “Adviser’s Proxy Voting Policy”), which it will use to vote proxies for securities held by the Registrant in a manner that is consistent with this Proxy Voting Policy, as may be amended from time to time. The Board, including a majority of the Directors who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Registrant, must approve the Adviser’s Proxy Voting Policy as it relates to the Registrant. Due to the nature of the securities and other assets in which the Registrant intends to invest, proxy voting decisions for the Registrant may be limited.

The Registrant believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Registrant is committed to voting proxies received in a manner consistent with the best interests of the Registrant’s shareholders. The Registrant believes that the Adviser is in the best position to make individual voting decisions for the Registrant consistent with this Proxy Voting Policy. Therefore, subject to the oversight of the Board, the Registrant has delegated the following duties to the Adviser:

-	to make the proxy voting decisions for the Registrant, in accordance with the Adviser’s Proxy Voting Policy;

-
to assist the Registrant in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Registrant is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Registrant cast its vote; and (d) whether the Registrant cast its vote for or against management; and

-
to provide to the Board, at least annually, a record of each proxy voted by the Adviser on behalf of the Registrant, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

In cases where a matter with respect to which the Registrant was entitled to vote presents a conflict between the interest of the Registrant’s shareholders, on the one hand, and those of the Adviser or its affiliate, on the other hand, the Registrant shall always vote in the best interest of the Registrant’s shareholders. For purposes of this Proxy Voting Policy, a vote shall be considered in the best interest of a Registrant’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser’s Proxy Voting Policy, provided such specific voting policy was approved by the Board. The Adviser shall review with the Board any proposed material changes or amendments to the Adviser’s Proxy Voting Policy prior to implementation.

The Registrant will file a Form N-PX with the Registrant’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year.

The copy of the Adviser’s Proxy Voting Policy is set forth below.

Adviser Proxy Voting Policies and Procedures

Fundrise Advisors, LLC (the “Adviser”), as a matter of policy and as a fiduciary to the Fundrise Growth Tech Fund, LLC (the “Fund”), has the responsibility for voting proxies for securities consistent with the best interests of the Fund. The Adviser maintains written procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser’s proxy procedures and the availability of the Adviser’s proxy voting record. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of the Fund; the procedures maintained by the Adviser are intended to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from a security held or proposed to be held by the Fund.

1.             Background and Description

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the U.S. Securities and Exchange Commission, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 under the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

The purpose of these procedures (the “Procedures”) is to set forth the principles, guidelines and procedures by which the Adviser may vote the securities held by the Fund for which the Adviser may exercise voting authority and discretion. These Procedures have been designed to ensure that proxies are voted in the best interests of the Fund in accordance with fiduciary duties and Rule 206(4)-6 under the Advisers Act.

2.             Responsibility

The Adviser’s Chief Compliance Officer (together with any designees, the “CCO”) has responsibility for the implementation and monitoring of the Procedures, including associated practices, disclosures and recordkeeping.

3.             Procedures

The Adviser has adopted the procedures below to implement its proxy voting policy and to monitor and ensure that the policy is observed and amended or updated, as appropriate.

Voting Procedures

In the event the Adviser’s personnel receive proxy materials on behalf of the Fund, the personnel will forward such materials to the appropriate members of the Adviser’s Investment Committee (or any committee delegated responsibility and authority by the Investment Committee) to vote the proxy. The Adviser’s Investment Committee will analyze the proxy materials and determine how the Adviser should vote the proxy in accordance with applicable voting guidelines below. The CCO is responsible for coordinating this process in a timely and appropriate manner and delivering the proxy prior to the voting deadline.

The Adviser may engage a third-party proxy research and voting service to assist it in researching, recordkeeping and voting of proxies, subject to appropriate oversight.

Proxy Voting Guidelines

The following guidelines (the “Guidelines”) will inform the Adviser’s proxy voting decisions:

-
The guiding principle by which the Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of the Fund’s holdings. The Adviser does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above.

-
The Adviser will seek to avoid situations where there is any material conflicts of interest affecting its voting decisions. Any material conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with the conflict resolution procedures (see below).

-
The Adviser generally will vote on all matters presented to security holders in any proxy. However, Adviser reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in the judgment of Adviser, the costs associated with voting such proxy outweigh the benefits to the Fund or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of the Fund, in the judgment of Adviser.

-
Notwithstanding the foregoing guideline, as part of an investment decision the Adviser may waive or delegate voting rights (either with respect to a particular proxy or with respect to an investment or proposed investment more generally) when in the best interest of the Fund in accordance with the Adviser’s fiduciary duties.

-
Proxies will be voted in accordance with the Fund’s proxy voting policies and procedures, any applicable investment policies or restrictions of the Fund and, to the extent applicable, any resolutions or other instructions approved by the Fund’s Board of Directors.

-
Absent any legal or regulatory requirement to the contrary, the Adviser generally will seek to maintain the confidentiality of the particular votes that it casts on behalf of the Fund; however, the Adviser recognizes that the Fund must disclose the votes cast on its behalf in accordance with all legal and regulatory requirements.

While these Guidelines are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Adviser’s contractual obligations to the Fund and all other relevant facts and circumstances at the time of the vote (such that these Guidelines may be overridden to the extent Adviser believes appropriate).

Conflicts of Interest

In certain instances, a potential or actual material conflict of interest may arise when the Adviser votes a proxy. As a fiduciary to the Fund, the Adviser takes these conflicts very seriously. While the Adviser’s primary goal in addressing any such conflict is to ensure that proxy votes are cast in the Fund’s best interest and are not affected by the Adviser’s potential or actual material conflict, there are a number of courses that the Adviser may take. The final decision about which course to follow shall be made by the Adviser’s Investment Committee. The Investment Committee may cause any of the following actions, among others, to be taken in that regard:

-	vote the relevant proxy in accordance with the vote indicated by the Guidelines;

-
vote the relevant proxy as an exception to Guidelines, provided that the reasons behind the voting decision are in the best interest of the Fund, are reasonably documented and are approved by the Adviser’s CCO;

-
engage an unaffiliated third-party proxy advisor to provide a voting recommendation or direct the proxy advisor to vote the relevant proxy in accordance with its independent assessment of the matter; or

-	“echo vote” or “mirror vote” the relevant proxy in the same proportion as the votes of other proxy holders.

Disclosure

The Adviser will provide conspicuously displayed information in the Fund’s registration statement summarizing these Procedures, including a statement that Shareholders may request information regarding how the Adviser voted the Fund’s proxies, and may request a copy of these Procedures.

Requests for Information

All requests for information regarding proxy votes, or these Procedures, received by any Adviser personnel should be forwarded to the Adviser’s CCO. In response to any request from a Fund shareholder, the CCO will prepare a written response with such information as the CCO determines, in its sole discretion, should be shared with the Fund shareholder.

Recordkeeping

The Adviser’s CCO shall retain the following records:

-	These Procedures and any amendments;

-	Each proxy statement that the Adviser receives;

-	A record of each vote that the Adviser casts;

-	Any document the Adviser created that was material to deciding how to vote a proxy, or that memorializes that decision; and

-	A copy of each written request for information on how the Adviser voted proxies, and a copy of any written response.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

(a) As of the date of this filing, Benjamin S. Miller, Brandon T. Jenkins, and Chris Brauckmuller are the Registrant’s portfolio managers and are primarily responsible for day-to-day management of the Registrant’s investment portfolio.

Benjamin S. Miller –
Mr. Miller currently serves as Chief Executive Officer of the Adviser and has served as Chief Executive Officer and a Director of Rise Companies since its inception on March 14, 2012. Prior to Rise Development, Mr. Miller had been a Managing Partner of the real estate company WestMill Capital Partners from October 2010 to June 2012, and before that, was President of Western Development Corporation from April 2006 to October 2010, after joining the company in early 2003 as a board advisor and then as COO in 2005. Western Development Corp. is one of the largest retail, mixed-use real estate companies in Washington, D.C. While at Western Development, Mr. Miller led the development activities of over 1.5 million square feet of property, including more than $300 million of real estate acquisition and financing. Mr. Miller was an Associate and part of the founding team of Democracy Alliance, a progressive investment collaborative, from 2003 until he joined Western Development in 2005. From 1999 to 2001, Mr. Miller was an associate in business development at Lyte Inc., a retail technology start-up. Starting in 1997 until 1999, Mr. Miller worked as an analyst at a private equity real estate fund, Lubert-Adler, and for venture capital firm IL Management. Mr. Miller has a Bachelor of Arts from the University of Pennsylvania. Mr. Miller is on the Board of Trustees of the National Center for Children and Families.

Brandon T. Jenkins –
Mr. Jenkins currently serves as Chief Operating Officer of the Adviser and has served in such capacities with the sponsor since February of 2014, prior to which time he served as Head of Product Development and Director of Real Estate which he continues to do currently. Additionally, Mr. Jenkins has served as Director of Real Estate for WestMill Capital Partners since March of 2011. Previously, Mr. Jenkins spent two and a half years as an investment advisor and sales broker at Marcus & Millichap, the largest real estate investment sales brokerage in the country. Prior to his time in brokerage, Mr. Jenkins also worked for Westfield Corporation, a leading shopping center owner. Mr. Jenkins earned his Bachelor of Arts in Public Policy and Economics from Duke University.

Chris Brauckmuller –
Mr. Brauckmuller serves as Chief Strategy Officer of the Adviser and has served in such capacity since January 2022. Mr. Brauckmuller served as our Chief Product Officer from September 2018 to January 2022 and Director of Design and Creative of the Adviser from December 2012 to September 2018. From March 2010 to December 2012, Mr. Brauckmuller ran his own independent interactive design studio. Previously, Mr. Brauckmuller was employed as an interactive designer at 352 Media Group (now 352 Inc.), based in Gainesville, Florida, where he led creative efforts on accounts ranging from startups to Fortune 500 technology companies, including Microsoft and BAE Systems. Mr. Brauckmuller received a Bachelor of Arts degree from the University of Florida.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Registrant’s portfolio also manage other pooled investment vehicles, as indicated below. The following table identifies, as of March 31, 2025: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name	Number of Other Accounts Managed	Total Assets of Other Accounts Managed (Millions)	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees (Millions)
Benjamin S. Miller
Registered Investment Companies	2	$1,863.97	0	$0.00
Other Pooled Investment Vehicles	12	$990.87	2	$147.29
Other Accounts	0	$0.00	0	$0.00
Brandon T. Jenkins
Registered Investment Companies	2	$1,863.97	0	$0.00
Other Pooled Investment Vehicles	12	$990.87	2	$147.29
Other Accounts	0	$0.00	0	$0.00
Chris Brauckmuller
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Registrant may be presented with the potential conflicts summarized below. The Adviser has adopted various policies and procedures designed to address potential conflicts of interest and intended to provide for fair and equitable management, also summarized below.

General. The officers and directors of the Adviser and the key investment professionals of Rise Companies who perform services for the Registrant on behalf of the Adviser are also officers, directors, managers, and/or key professionals of Rise Companies and other Fundrise entities (such as the eREITs® and eFund™) These persons have legal obligations with respect to those entities that are similar to their obligations to the Registrant. In the future, these persons and other affiliates of Rise Companies may organize other programs and acquire for their own account investments that may be suitable for the Registrant. In addition, Rise Companies may grant equity interests in the Adviser to certain management personnel performing services for the Adviser.

Payment of Certain Fees and Expenses of the Adviser. The Management Fee paid to Adviser will be based on the Registrant’s NAV, which will be calculated by Rise Companies’ internal accountants and asset management team. The Adviser may benefit by the Registrant retaining ownership of its assets at times when Shareholders may be better served by the sale or disposition of the Registrant’s assets in order to avoid a reduction in the Registrant’s NAV.

Allocation of Investment Opportunities. The Registrant relies on the Adviser’s executive officers and Rise Companies’ key investment professionals who act on behalf of the Adviser to identify suitable investments. Rise Companies and other Fundrise entities, including those that may be formed in the future, also rely on these same investment professionals. Rise Companies has in the past, and expects to continue in the future, to offer other Fundrise Platform investment opportunities, primarily through the Fundrise Platform, which in the future may include offerings that acquire or invest in technology and technology-related companies.

Other programs may have investment criteria that compete with the Registrant. If an investment opportunity would be suitable for more than one program, Rise Companies will allocate it using its business judgment. Any allocation of this type may involve the consideration of a number of factors that Rise Companies determines to be relevant. The factors that Rise Companies’ investment professionals could consider when determining the entity for which an investment opportunity would be the most suitable include the following:

-	the investment objectives and criteria of Rise Companies and the other Fundrise entities;

-	the cash requirements of Rise Companies and the other Fundrise entities;

-	the effect of the investment on the diversification of Rise Companies’ or the other Fundrise entities’ portfolio by type of investment, and risk of investment;

-	the policy of Rise Companies or the other Fundrise entities relating to leverage;

-	the anticipated cash flow of the asset to be acquired;

-	the income tax effects of the purchase on Rise Companies or the other Fundrise entities;

-	the size of the investment; and

-	the amount of funds available to Rise Companies or the Fundrise entities.

If a subsequent event or development causes any investment, in the opinion of Rise Companies’ investment professionals, to be more appropriate for another Fundrise entity, they may offer the investment to such entity.

In addition, any decisions by the Adviser to renew, extend, modify or terminate an agreement or arrangement, or enter into similar agreements or arrangements in the future, may benefit one program more than another program or limit or impair the ability of any program to pursue business opportunities. In addition, third parties may require as a condition to their arrangements or agreements with or related to any one particular program that such arrangements or agreements include or not include another program, as the case may be. Any of these decisions may benefit one program more than another program.

The Adviser may determine it appropriate for the Registrant and one or more Fundrise entities to participate in an investment opportunity. To the extent the Registrant is able to make co-investments with other Fundrise entities, these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Registrant and the other participating Fundrise entities. To mitigate these conflicts, the Adviser will seek to execute such transactions for all of the participating entities, including the Registrant, on a fair and equitable basis, taking into account such factors as available capital, portfolio concentrations, suitability and any other factors deemed appropriate. However, there can be no assurance the risks posed by these conflicts of interest will be mitigated.

In order to avoid any actual or perceived conflicts of interest among the Fundrise Platform investment opportunities and with the Adviser’s directors, officers and affiliates, the Registrant has adopted a conflicts of interest policy to specifically address some of the conflicts relating to the Fund’s activities. There is no assurance that these policies will be adequate to address all of the conflicts that may arise or will address such conflicts in a manner that is favorable to the Registrant. The Adviser may modify, suspend or rescind the policies set forth in the conflicts policy, including any resolution implementing the provisions of the conflicts policy, in each case, without a vote of the Fund’s Shareholders.

Allocation of the Registrant Affiliates’ Time. The Registrant relies on Rise Companies’ key investment professionals who act on behalf of the Adviser, including Mr. Benjamin S. Miller, for the day-to-day operation of the Registrant’s business. Mr. Benjamin S. Miller is also the Chief Executive Officer of Rise Companies and other Fundrise entities. As a result of his interests in other Fundrise entities, his obligations to other investors and the fact that he engages in and he will continue to engage in other business activities on behalf of himself and others, Mr. Benjamin S. Miller will face conflicts of interest in allocating his time among the Registrant, the Adviser and other Fundrise entities and other business activities in which he is involved. However, the Registrant believes that the Adviser and its affiliates have sufficient investment professionals to fully discharge their responsibilities to the Fundrise entities for which they work.

Receipt of Fees and Other Compensation by the Adviser and its Affiliates. The Adviser and its affiliates will receive fees from the Registrant. These fees could influence the Adviser’s advice to the Registrant as well as the judgment of affiliates of the Adviser, some of whom also serve as the Adviser’s officers and directors and the key investment professionals of Rise Companies. Among other matters, these compensation arrangements could affect their judgment with respect to:

-	the continuation, renewal or enforcement of provisions in the LLC Agreement involving the Adviser and its affiliates or the Investment Management Agreement;

-	the offering of shares by the Registrant, which entitles the Adviser to a Management Fee and other fees;

-
acquisitions of investments and originations of equity or loans at higher purchase prices, which entitle the Adviser to higher acquisition fees and origination fees regardless of the quality or performance of the investment or loan;

-	borrowings up to the Registrant’s stated borrowing policy to acquire investments and to originate loans, which borrowings will increase the Management Fee payable by the Registrant to the Adviser;

-
whether the Registrant seeks necessary approvals to internalize the Registrant’s management, which may entail acquiring assets (such as office space, furnishings and technology costs) and the key real estate and debt finance professionals of Fundrise Companies who are performing services for the Registrant on behalf of the Adviser for consideration that would be negotiated at that time and may result in these real estate and debt finance professionals receiving more compensation from the Registrant than they currently receive from Rise Companies; and

-	whether and when the Registrant merges or consolidates its assets with other funds, including funds affiliated with the Adviser.

Duties Owed by Some of the Registrant’s Affiliates to the Adviser and the Adviser’s Affiliates. The Adviser’s officers and directors and the key investment professionals of Rise Companies performing services on behalf of the Adviser are also officers, directors, managers and/or key professionals of:

-	Rise Companies;

-	the Adviser;

-	Fundrise, LLC;

-	other investment programs sponsored by Rise Companies; and

-	other Fundrise entities.

As a result, they owe duties to each of these entities, their shareholders, members and limited partners. These duties may from time to time conflict with the duties that they owe to the Registrant.

(a)(3) Each of the Registrant’s portfolio managers receives compensation for his services, including services performed for the Registrant on behalf of the Adviser, from Rise Companies. In an effort to retain key personnel, Rise Companies has structured its compensation plans for portfolio managers (and other key personnel) in a manner that it believes is competitive with other similar investment management firms. The portfolio managers are compensated with a fixed base salary and discretionary bonus based on, among other factors, the overall performance of Rise Companies. The bonus structure is formula driven and is not tied to the investment returns generated by, or the value of assets held in, the Registrant or any of the other accounts managed.

(a)(4) The following table discloses the dollar range of equity securities beneficially owned by the portfolio managers of the Registrant as of March 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Benjamin S. Miller	$10,001-50,000
Brandon T. Jenkins	$0-10,000
Chris Brauckmuller	$10,001-50,000

Item 14. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

There were no purchases of the Registrant’s equity securities by the Sponsor or other affiliated purchasers for this annual reporting period.

Item 15. Submission of Matters to a Vote of Security Holders

As of May 21, 2025, there have been no material changes in the procedures by which Shareholders may recommend nominees to the Board of Directors.

Item 16. Controls and Procedures

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective as of a date within 90 days of the filing date of this Report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1) Registrant’s Code of Ethics is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for each of the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fundrise Growth Tech Fund, LLC

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: President

Date	May 21, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Benjamin S. Miller
Name: Benjamin S. Miller
Title: Principal Executive Officer

Date	May 21, 2025

By	/s/ Alison A. Staloch
Name: Alison A. Staloch
Title: Treasurer and Principal Financial Officer

Date	May 21, 2025